                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004

INTERNATIONAL INDEX TRUST

On June 18, 2004 the shareholders of the International Index Trust approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust by and in exchange for Series I and Series II shares of the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I. This transaction was effected immediately after the close of business on June 18, 2004.

ADVISORY FEE WAIVER

The first two paragraphs under "Advisory Arrangements - Advisory Fee Waivers" and footnote (c) under "Fees and Expenses of Each Portfolio - Trust Annual Expenses" are amended and restated as follows:

         The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The waiver is based on the combined assets of these portfolios as well as another Trust portfolio. This voluntary fee waiver may be terminated at any time by the Adviser.

         The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                                 FEE REDUCTION
---------------------                                              -------------------
                                                                   (AS A PERCENTAGE OF
                                                                    THE ADVISORY FEE)
First $750 million.............................................            0.00%
Between $750 million and $1.5 billion..........................             5.0%
Between $1.5 billion and $3.0 billion..........................             7.5%
Over $3.0 billion..............................................              10%

DEUTSCHE ASSET MANAGEMENT, INC.  ("DEAM") - Dynamic Growth Trust

The following portfolio manager change will occur effective July 1, 2004 for the Dynamic Growth Trust which is subadvised by DeAM:

Audrey Jones is retiring on June 30, 2004. On July 1, 2004 Samuel A. Dedio and Robert S. Janis will become co-lead portfolio managers of the Dynamic Growth Trust. Samuel Dedio is a Managing Director of DeAM and joined DeAM in 1999. Prior to joining DeAM, he served as an analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp. Robert Janis is a Managing Director of DeAM and joined DeAM in 2004. Prior to joining DeAM, he served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).


DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD ("DEAMIS") - International Stock Trust

The following portfolio manager changes have been made to the International Stock Trust:

     Matthias Knerr, CFA, Director of DeAMIS, and portfolio manager, and Sangita Uberoi, CFA, Director of DeAMIS, and portfolio manager, are taking over portfolio management duties on the International Stock Trust from Marc Slendebroek and Stuart Kirk. Clare Gray and Alex Tedder will remain as members of the portfolio management team for the International Stock Trust. Mr. Knerr joined DeAMIS in 1995 and received a BS from Pennsylvania State University. Ms. Uberoi joined DeAMIS in 1994 and received a BA from Tufts University.

AIM CAPITAL MANAGEMENT INC. ("AIM") - Aggressive Growth Trust

The following portfolio manager change has been made to the Aggressive Growth
Trust:

     Ryan E Crane, CFA and portfolio manager is a portfolio manager for the Aggressive Growth Trust. Mr. Crane has been with AIM since 1995 and received a BS from the University of Houston. Karl F. Farmer and Jay K. Rushkin will remain as portfolio managers on the Aggressive Growth Trust.

GREAT COMPANIES - AMERICA

Great Companies - America is currently subject to the following expense reimbursement:

Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds 0.50% of the average annual net assets of the portfolio:

On May 12, 2004, the Adviser gave notice to the Trust that effective June 15, 2004 this expense reimbursement will be terminated.

The annual expenses of the portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*

                 MANAGEMENT                                  TOTAL TRUST ANNUAL
TRUST PORTFOLIO     FEES     12b-1 FEES    OTHER EXPENSES         EXPENSES
---------------  ----------  ----------    --------------    ------------------
                              SERIES II       SERIES II           SERIES II
                             ----------    --------------    ------------------
Great Companies
- America          0.75%       0.35%          2.04%                3.14%

The following portfolio manager change has been made to the Special Value Trust:

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM") - Special Value Trust

         Thomas B. Driscoll no longer serves as a portfolio manager to the Special Value Trust. Peter J. Hable will be the sole portfolio manager for this portfolio.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2004

         MITSUPP06.21.04 (VA Version)